UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FULCRUM THERAPEUTICS, INC.

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Fulcrum Therapeutics P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders Monday, June 17, 2024 9:00 AM, Eastern Time The Annual Meeting will be held via the Internet at a virtual audio web conference at www.proxydocs.com/FULC You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/FULC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 7, 2024. SEE REVERSE FOR FULL AGENDA Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 17, 2024 For Stockholders of record as of April 18, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/FULC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Fulcrum Therapeutics Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. PROPOSAL 1. Election of three Class II directors, nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders; 1.01 James Collins 1.02 James Geraghty 1.03 Alex Sapir 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and 3. The transaction of such other business as may properly come before the meeting.